DELAWARE(SM)
INVESTMENTS
------------

Delaware American Government Bond Fund


Current Income

(Current Income Illustration)
2000 SEMI-ANNUAL REPORT

A Tradition of Sound Investing since 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio
Management Review                                               3

Performance Summary                                             5

Financial Statements

 Statement
 of Net Assets                                                  6

 Statement of Assets
 and Liabilities                                                8

 Statement of Operations                                        8

 Statements of Changes
 in Net Assets                                                  9

 Financial Highlights                                          10

 Notes to Financial
 Statements                                                    12

A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.

o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined

o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent

o We believe consistent processes are the best way to seek consistent investment performance.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive

o We offer over 70 mutual funds in these asset classes.
   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (24 single-state funds)
   o International equity            o International fixed-income
   o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

February 18, 2000

Recap of Events - Economic activity in the United States continues to move along ahead of expectations. An improving global economic outlook reduced demand for U.S. government debt over the last six months, pushing U.S. bond prices lower and yields significantly higher. Long-term U.S. Treasury yields increased from 6.12% on July 31, 1999 to 6.65% on January 31, 2000 (Source: Bloomberg). This presented a significant challenge to many investors seeking to strike a balance between income and capital appreciation.

Strong economic activity and a booming stock market heightened inflationary concerns during the last six months. The Federal Reserve responded by following up their interest rate increase on June 30, with additional increases on August 24, November 16, 1999 and February 2, 2000. As of this writing, the Federal funds target rate on overnight loans between banks stands at 5.75%, its highest level in more than four years. The Federal Reserve's actions have been directed at slowing the economy and pre-empting inflation before it takes root. As of January 31, 2000, the economy had completed a record 107th month of expansion (Source: Bloomberg).


"YOUR FUND FARED BETTER
THAN ITS PEER GROUP,
THE LIPPER GENERAL
U.S. GOVERNMENT FUNDS
AVERAGE, IN THIS DIFFICULT
ENVIRONMENT FOR FIXED
INCOME INVESTORS."

Average Total Returns
For Periods Ended 1/31/00                          Six Months              Lifetime*
---------------------------------------------------------------------------------------------
Delaware American Government Bond Fund
Class A                                             +0.14%                  +6.63%
---------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index               -0.35%                 +10.39%
Lipper General U.S. Government Funds Average        -2.97% (187 Funds)      +6.86% (20 Funds)
U.S. Consumer Price Index                           +1.30%                  +3.13%
---------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all other Fund classes can be found on page 5. The Lipper General U.S. Government Fund Average represents the average returns of all active U.S. government funds with similar investment objectives tracked by Lipper Analytical. Source: Lipper Analytical Services, Inc. The Lehman Brothers Government Bond Index is an index of U.S. government bonds. The U.S. Consumer Price Index is calculated by the U.S. government and represents the change in the price of goods and services for all urban consumers. You cannot invest directly in an index. Past performance does not guarantee future results.

*8/16/85 (commencement of operations)

Delaware American Government Bond Fund provided a total return of +0.14% (Class A shares at net asset value with distributions reinvested) for the six months ended January 31, 2000. Although this return was just slightly positive, your Fund fared better than its peer group, the Lipper General U.S. Government Funds Average, in this difficult environment for fixed-income investors. As of January 31, 2000, your Fund's 30-day current yield measured by the Securities and Exchange Commission's (SEC) guidelines was 5.57% (for Class A shares).

Market Outlook - Though bonds may remain in the shadow of stocks as long as economic growth continues in 2000, we still believe they have a role in well-balanced portfolios. We believe that for investors who seek both current income and preservation of principal, Delaware American Government Bond Fund offers an attractive balance between the two.

On the pages that follow, Paul Grillo Jr., your Fund's portfolio manager, explains Delaware American Government Bond Fund's positioning during the six-month period ended January 31, 2000 and provides an outlook for the second half of the Fund's fiscal 2000. We'd like to thank Delaware American Government Bond Fund's shareholders for their continued confidence and commitment to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
---------------------------------         -------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments
  Family of Funds                           Family of Funds


(Current Income Illustration)
2

Portfolio Management Review
---------------------------

Paul Grillo, Jr.
Senior Portfolio Manager
February 18, 2000

The Fund's Results
As it has traditionally done in the past, a booming U.S. stock market spelled difficult times for fixed-income investors over the last six months. Delaware American Government Bond Fund delivered a +0.14% return for the six-month period ended January 31, 2000 (Class A shares with distributions reinvested and without the effect of sales charge). Although this return was below your Fund's lifetime average of 6.63% (Class A shares with distributions reinvested and without the effect of sales charge), it did outpace the return of its peers, represented by the Lipper General U.S. Government Funds Average.

Portfolio Highlights

In order to maximize your Fund's income stream in a low interest rate environment, we invested 45.1% of your Fund's total assets in mortgage-backed securities: 32.1% in traditional mortgage-backed securities and 13.0% in collateralized mortgage obligations (CMOs). These securities delivered comparable or better income than Treasury securities over the last six months.

We increased your Fund's allocation to U.S. Treasuries from 28.9% as of July 31, 1999 to 34.1% as of January 31, 2000. Over the last six months, the U.S. government was faced with its first budget surplus in several decades. Now, we believe fixed-income investors are beginning to prepare for a Federal debt buyback program. In anticipation of a stronger demand for longer term U.S. Treasury securities, we have built a position in this area of the bond market.

In managing your Fund, our goal is to provide a degree of stability for the share price without giving up income potential. For that reason, we carefully monitor the potential effects that changes in interest rates could have on both income and share price. Duration is a measure of a bond's sensitivity to interest rates and indicates the approximate percentage of change in a bond or bond fund's price given a 1% change in interest rates. We consider a duration of
5.0 years to be the neutral point for the Delaware American Government Bond Fund and that is where we would tend to keep duration when we anticipate neither a significant rise nor a significant decline in interest rates.

Asset Mix

As of January 31, 2000

Corporate Bonds                           11.2%
Asset-Backed Securities                    6.5%
U.S. Government Agency Obligations         1.6%
Cash and Other                             1.5%
Mortgage-Backed Securities                32.1%
U.S. Treasury Obligations                 34.1%
Collateralized Mortgage Obligations       13.0%


Portfolio Characteristics

As of January 31, 2000
--------------------------------------------------
Average Effective Duration              5.2 years
--------------------------------------------------
Average Quality                         AAA
--------------------------------------------------
Current 30 Day SEC Yield*               5.57%

* For Class A shares measured according to Securities and Exchange Commission guidelines. Current 30-day SEC yield as of 1/31/00 for both Class B and Class C shares was 5.14%. The Institutional Class yield was 6.15%.

As of January 31, 2000, your Fund's duration stood at 5.2 years. This positioning, slightly longer than our mid-point, reflects our conservative outlook. In the future, we believe the bond market may have to absorb strong reports on the U.S. economy and with the stock market still going strong as of this writing, we think interest rates may rise further in the near future.

Your Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises. However, the Fund is also allowed to invest a percentage of its assets in non-government securities, such as high-quality corporate bonds and asset-backed securities, among others.

Over the last six months, our most significant holdings in non-government securities were high-quality corporate bonds, which represented 11.2% of total Fund assets. Given the trend in U.S. interest rates, we may decrease our allocation to corporate bonds in the next six months as higher rates mean companies will likely face an increase in borrowing costs.

Outlook

For the U.S., strong forward momentum is likely to result in solid growth again this year. We don't foresee any stampede into fixed income securities as long as the stock market continues to perform. We plan to continue to focus on mortgage-backed securities, including collateralized mortgage obligations. We will apply quantitative analysis to help us identify mortgage-backed securities that:

   o Offer high income potential

   o Are less likely to be prepaid

   o Are not well-followed by other investment professionals.

We think bonds with this combination of characteristics will be effective investments for the portfolio, offering both income and relative safety.

For Delaware American Government Bond Fund, we are cautiously optimistic that the coming year will provide a favorable environment. We intend to keep a watchful eye on changes in consumer and producer prices to gauge their potential effects on markets, monetary policy and your Fund's performance for the second half of fiscal 2000.


"We intend to keep a
watchful eye on
changes in consumer
and producer prices to
gauge their potential
effects on markets,
monetary policy
and your Fund's
performance..."

(current income art work)

Delaware American Government Bond Fund

Fund Basics
Fund Objective
Seeks to provide high current
income consistent with safety of
principal.

Assets Under Management
$151.5 million

Number of Holdings
67

Fund Start Date
August 16, 1985

Your Fund Manager

Paul Grillo, Jr. joined Delaware
Investments in 1993, after serving
as a mortgage strategist and
trader at Dreyfus Corporation. He
holds a bachelor's degree from
North Carolina State University
and an M.B.A. from Pace
University. Mr. Grillo is also a
CFA Charterholder.

NASDAQ Symbols

Class A  DEGGX
Class B  DEGBX
Class C  DUGCX

Fund Performance

Average Annual Returns
Through January 31, 2000                    Lifetime          10 Years           Five Years            One Year
------------------------------------------------------------------------------------------------------------------
Class A (Est. 8/16/85)
   Excluding Sales Charge                    +6.63%           +6.07%              +5.52%                -3.19%
   Including Sales Charge                    +6.27%           +5.55%              +4.50%                -7.81%
------------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                    +4.01%                               +4.78%                -3.87%
   Including Sales Charge                    +3.89%                               +4.47%                -7.50%
------------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                    +3.35%                                                     -3.87%
   Including Sales Charge                    +3.35%                                                     -4.77%
------------------------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares when redeemed may be worth more or less than the original cost. Class B and C results excluding sales charges assume that either the investment was not redeemed or contingent sales charges did not apply. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The average annual total returns for the lifetime, one-year and five-year periods ended 1/31/00 for Delaware American Government Bond Fund's Institutional Class were +6.87%, -2.90% and +5.83%. The Institutional Class (Est. 6/1/92) is available without a sales charge only to certain eligible institutional accounts. NASDAQ Symbol Institutional Class: DUGIX

Statement of Net Assets

DELAWARE AMERICAN GOVERNMENT BOND FUND*
---------------------------------------
                                                    Principal      Market
January 31, 2000 (Unaudited)                          Amount       Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 15.27%
Federal Home Loan Mortgage Association
   Project Loan 8.75% 10/1/27 .................   $   684,654   $   684,997
Federal Home Loan Mortgage Corporation
   7.00% 1/1/29 ...............................     1,610,893     1,534,879
   8.00% 4/1/29 to 8/1/29 .....................     1,671,884     1,670,839
   9.00% 12/1/05 ..............................       778,094       802,166
   10.00% 1/1/19 ..............................       249,539       263,420
   10.25% 4/1/08 ..............................        21,870        23,701
   11.50% 5/1/00 to 3/1/16 ....................     1,043,211     1,173,589
Federal Home Loan Mortgage
   Corporation-Gold 12.00% 12/1/10 ............        41,207        46,873
Federal National Mortgage Association
   7.00% 7/1/28 to 4/1/29 .....................    14,177,105    13,511,620
   7.50% 3/1/28 to 2/15/30 ....................     1,434,292     1,399,661
   8.00% 2/15/30 ..............................     1,030,000     1,027,425
   10.00% 7/1/20 to 5/1/22 ....................       855,960       910,489
   10.75% 9/1/11 ..............................        54,896        60,197
   11.25% 1/1/01 ..............................        20,746        22,108
                                                                -----------
Total Agency Mortgage-Backed
   Securities (cost $24,271,103) ..............                  23,131,964
                                                                ===========
Asset-Backed Securities - 6.45%
ADVANTA Home Equity Loan Trust 1992-4
   A1 7.20% 11/25/08 ..........................       831,306       828,396
Chase Credit Card Master Trust 1997-4A
   5.941% 8/15/05 .............................       250,000       250,200
Cook County, Illinois, Chicago Heights
   School District, Taxable-Series B
   13.15% 12/1/05 .............................     1,055,000     1,322,358
First USA Credit Card Master Trust
   1997-5 A 5.921% 4/17/07 ....................     1,000,000       999,600
Honda Auto Lease Trust Series
   1999-A A4 6.45% 9/16/02 ....................     1,500,000     1,483,500
MBNA Master Credit Card Trust
   1996-K A 5.911% 3/15/06 ....................     2,000,000     2,000,000
MBNA Master Credit Card Trust
   1999-L A 6.031% 3/16/09 ....................       965,000       969,343
Sears Credit Account Master Trust
   1999-3 6.45% 11/17/09 ......................     2,000,000     1,917,188
                                                                -----------
Total Asset-Backed Securities
   (cost $9,903,652) ..........................                   9,770,585
                                                                ===========
Collateralized Mortgage Obligations - 12.98%
Collateralized Mortgage Securities
   Corporation F-1 11.45% 11/1/15 .............       137,661       139,735
Federal Home Loan Mortgage Corporation
   Series 26-F 9.50% 2/15/20 ..................       413,464       441,043
   Series 2113 QD 6.00% 2/15/23 ...............    10,000,000     9,446,116
Federal National Mortgage Association
   Series 35-2 12.00% 7/25/18 .................       969,267     1,097,245
   Series 88-15A 9.00% 6/25/18 ................        16,840        17,403
   Series C-2 12.00% 5/1/09 ...................     1,499,664     1,643,708
                                                    Principal      Market
                                                      Amount       Value
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (continued)
   Series D-2 11.00% 4/1/09 ...................   $ 1,270,201   $ 1,362,595
   Series F-2 11.50% 5/25/09 ..................       606,409       657,765
   Series H-2 11.50% 5/1/09 ...................     1,172,752     1,272,012
   Series J-1 7.00% 11/1/10 ...................        55,537        54,077
   Series 1998-W3 6.50% 7/25/28 ...............     1,000,000       962,660
Investor GNMA Mortgage-Backed Securities
   Trust Series 84-F5 10.875% 10/25/13 ........       979,719     1,056,432
Travellers Mortgage Securities 1-Z2
   12.00% 3/1/14 ..............................     1,425,829     1,514,957
                                                                -----------
Total Collateralized Mortgage Obligations
   (cost $20,438,219) .........................                  19,665,748
                                                                ===========
Corporate Bonds - 11.17%
Commercial Credit 10.00% 5/15/09 ..............     1,500,000     1,696,754
Fidelity Investments 7.57% 6/15/29 ............     2,000,000     1,924,755
General Electric Capital 8.85% 3/1/07 .........     5,950,000     6,421,538
NationsBank 10.20% 7/15/15 ....................     4,000,000     4,832,674
RBSG Capital 10.125% 3/1/04 ...................     1,908,000     2,055,386
                                                                -----------
Total Corporate Bonds
   (cost $17,904,204 ) ........................                  16,931,107
                                                                ===========
Government National Mortgage Association
Obligations - 16.79%
GNMA
   6.50% 12/15/23 .............................       410,099       383,058
   8.00% 10/15/29 to 11/15/29 .................    14,675,954    14,648,439
   9.50% 9/15/17 to 3/15/23 ...................     1,237,048     1,316,735
   10.00% 9/15/18 .............................       376,383       414,374
   11.00% 12/15/09 to 3/15/10 .................     1,189,254     1,338,842
   11.50% 7/15/15 .............................        68,065        76,615
   12.00% 12/15/12 to 1/15/13 .................     2,388,602     2,732,635
   12.25% 3/15/14 .............................        67,397        77,106
   12.50% 6/15/10 .............................       433,066       500,054
GNMA GPM
   11.50% 3/15/13 .............................       169,566       191,080
   11.75% 8/15/13 .............................       414,502       469,294
GNMA II
   9.00% 10/20/01 to 2/20/03 ..................       388,999       405,524
   10.00% 11/20/15 to 6/20/21 .................       939,698     1,028,362
   10.50% 3/20/16 to 7/20/21 ..................       399,786       441,763
   11.00% 5/20/15 to 7/20/19 ..................       146,611       163,650
   11.50% 10/20/14 to 10/20/15 ................       127,709       143,590
   12.00% 3/20/14 to 5/20/15 ..................       122,202       139,714
   12.50% 10/20/13 to 7/20/15 .................       642,940       741,604
GNMA II GPM
   10.25% 3/20/18 .............................        28,555        30,822
   10.75% 1/20/16 .............................       166,952       181,247
   12.00% 11/20/13 ............................        13,991        15,962
                                                                -----------
Total Government National Mortgage
   Association Obligations
   (cost $25,518,173) .........................                  25,440,470
                                                                -----------
*Formerly known as the Government Income Series

                                               Principal     Market
Delaware American Government Bond Fund          Amount       Value
---------------------------------------------------------------------
U.S. Government Agency Obligations - 1.61%
FNMA 6.50% 8/15/04 ........................  $ 2,500,000  $ 2,434,088
                                                          -----------
Total U.S. Government Agency Obligations
   (cost $2,506,050 ) .....................                 2,434,088
                                                          -----------
U.S. Treasury Obligations - 34.05%
U.S. Treasury Bond
   8.75% 5/15/17 ..........................    9,105,000   10,955,343
   8.875% 2/15/19 .........................      700,000      860,662
   9.25% 2/15/16 ..........................      510,000      633,150
 **10.375% 11/15/12 .......................   20,445,000   24,706,562
   10.75% 8/15/05 .........................   12,230,000   14,446,443
                                                          -----------
Total U.S. Treasury Obligations
   (cost $54,458,676) .....................                51,602,160
                                                          -----------
Repurchase Agreements - 0.55%
With Chase Manhattan 5.68% 2/1/00 (dated
   1/31/00, collateralized by $94,000 U.S.
   Treasury Notes 5.25% due 5/31/01, market
   value $93,435 and $186,000 U.S. Treasury
   Notes 8.00% due 5/15/01, market value
   $192,386)...............................      279,000      279,000
With J.P. Morgan Securities 5.68% 2/01/00
   (dated 1/31/00, collateralized by
   $196,000 U.S. Treasury Notes 5.50% due
   3/31/03, market value $193,091 and
   $87,000 U.S. Treasury Notes 5.75% due
   4/30/03, market value $86,500) .........      274,000      274,000
With PaineWebber 5.68% 2/01/00 (dated
   1/31/00, collateralized by $69,000
   U.S.Treasury Notes 4.25% due 11/15/03,
   market value $64,041 and $58,000 U.S.
   Treasury Notes 6.625% due 4/30/02,
   market value $58,697 and $69,000 U.S.
   Treasury Notes 7.50% due 11/15/01,
   market value $70,560 and $81,000 U.S.
   Treasury Notes 7.875% due 11/15/04,
   market value $86,280) ..................      274,000      274,000
                                                          -----------
Total Repurchase Agreements
   (cost $827,000) ........................                   827,000
                                                          -----------

                                                            Market
                                                            Value
---------------------------------------------------------------------
Total Market Value of Securities - 98.87%
   (cost $155,827,077) ..................                $149,803,122
Receivables and Other Assets
   Net of Liablilities - 1.13% ..........                   1,717,041
                                                         ------------
Net Assets Applicable to 21,435,837
   Shares (no par value)
   Outstanding - 100.00% ................                $151,520,163
                                                         ============
Net Asset Value - Delaware American
   Government Bond Fund A Class
   ($102,465,800 / 14,496,007 shares)....                       $7.07
                                                                -----
Net Asset Value - Delaware American
   Government Bond Fund B Class
   ($18,565,482 / 2,626,502 shares)......                       $7.07
                                                                -----
Net Asset Value - Delaware American
   Government Bond Fund C Class
   ($3,395,619 / 480,385 shares).........                       $7.07
                                                                -----
Net Asset Value - Delaware American
   Government Bond Fund Institutional
   Class ($27,093,262 / 3,832,943 shares)                       $7.07
                                                                -----

------------------
GPM - Graduate Payment Mortgage
**Principal amount of $4,000,000 pledged as collateral for futures.

Components of Net Assets at January 31, 2000
Shares of beneficial interest
   (unlimited authorized-no par) ........................$200,106,723
Distributions in excess of
   net investment income ................................     (22,812)
Accumulated net realized loss on
   investments and futures contracts..................... (42,634,426)
Net unrealized depreciation of
   investments and futures contracts ....................  (5,929,322)
                                                         ------------
Total net assets ........................................$151,520,163
                                                         ============
Net Asset Value and Offering Price Per Share -
   Delaware American Government Bond Fund
Net asset value A Class (A) .............................       $7.07
Sales charge (4.75% of offering price or 4.95%
   of amount invested per share) (B).....................        0.35
                                                                -----
Offering price ..........................................       $7.42
                                                                =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities


January 31, 2000 (Unaudited)             Delaware American Government Bond Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $155,827,077)......................   $149,803,122
Receivable for securities sold ................................      6,899,857
Dividends and interest receivable .............................      2,343,546
Cash ..........................................................        136,160
Subscriptions Receivable ......................................         16,352
Other assets ..................................................            302
                                                                  ------------
Total assets ..................................................    159,199,339
                                                                  ------------
Liabilities:
Payable for securities purchase ...............................      6,847,306
Liquidations payable ..........................................        827,774
Other accounts payable and accrued expense ....................          4,096
                                                                  ------------
Total Liabilities .............................................      7,679,176
                                                                  ------------
Total Net Assets ..............................................   $151,520,163
                                                                  ============


Statement of Operations

                                                   Delaware American Government
Six Months Ended January 31, 2000 (Unaudited)                         Bond Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ..............................................              $6,494,151

Expenses:
Management fees .......................................    $448,091
Dividend disbursing and transfer agent fees
  and expenses.........................................     303,944
Distribution expense ..................................     286,316
Accounting and administration fees ....................      33,044
Reports and statements to shareholders ................      15,000
Registration fees .....................................       9,977
Custodian fees ........................................       3,472
Professional fees .....................................       4,500
Trustees' fees ........................................       1,754
Other expenses ........................................       1,875   1,107,973
                                                           --------  ----------
Less expenses paid indirectly .........................                  (2,868)
                                                                     ----------
Total expenses.........................................               1,105,105
                                                                     ----------
Net Investment Income .................................               5,389,046
                                                                     ----------
Net Realized and Unrealized Loss on Investments,
   Futures Contracts and Options Written:
Net realized loss on:
   Investments ........................................              (3,157,037)
   Futures contracts ..................................                (410,179)
   Options written ....................................                 (94,319)
                                                                     ----------
   Net realized loss ..................................              (3,661,535)

Net change in unrealized appreciation (depreciation)
   of investments and futures contracts................              (1,457,572)
                                                                     ----------
Net Realized and Unrealized Loss on Investments,
   Futures Contracts and Options Written ..............              (5,119,107)
                                                                     ----------
Net Increase in Net Assets Resulting from Operations ..                $269,939
                                                                     ==========
                             See accompanying notes
8

Statements of Changes in Net Assets

                                          Delaware American Government Bond Fund
--------------------------------------------------------------------------------
                                                   Six Months          Year
                                                     Ended             Ended
                                                    1/31/00           7/31/99
                                                  (Unaudited)

Increase (Decrease) in
Net Assets from Operations:
Net investment income ............................$  5,389,046      $11,076,360
Net realized loss on investments,
 futures contracts and options written............  (3,661,535)      (4,062,003)
Net change in unrealized (depreciation)
 of investments and futures contracts ............  (1,457,572)      (6,313,134)
                                                  -----------------------------
Net increase in net assets resulting from
 operations.......................................     269,939          701,223
                                                  -----------------------------
Distributions to Shareholders from:
Net investment income:
   A Class .......................................  (3,643,534)      (8,128,424)
   B Class .......................................    (582,765)      (1,119,015)
   C Class .......................................    (118,823)        (197,044)
   Institutional Class ...........................  (1,051,106)      (1,648,132)
                                                  -----------------------------
                                                    (5,396,228)     (11,092,615)
                                                  -----------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .......................................  18,256,114       49,772,807
   B Class .......................................   4,514,993       17,213,764
   C Class .......................................   1,052,301        4,997,746
   Institutional Class ...........................   4,878,953       29,439,801
Net asset value of shares issued upon reinvestment
   of dividends from net investment income
   A Class .......................................   2,257,751        4,966,969
   B Class .......................................     328,965          623,214
   C Class .......................................     106,396          169,744
   Institutional Class ...........................   1,040,041        1,618,880
                                                  -----------------------------
                                                    32,435,514      108,802,925
                                                  -----------------------------
Cost of shares repurchased:
   A Class ....................................... (28,617,187)     (60,641,715)
   B Class .......................................  (4,799,667)     (11,031,865)
   C Class .......................................  (1,714,721)      (2,889,881)
   Institutional Class ...........................  (8,792,333)     (16,269,146)
                                                  -----------------------------
                                                   (43,923,908)     (90,832,607)
                                                  -----------------------------

Increase (decrease) in net assets derived from
 capital share transactions....................... (11,488,394)      17,970,318
                                                  -----------------------------
Net Increase (Decrease) in Net Assets ............ (16,614,683)       7,578,926

Net Assets:
Beginning of period .............................. 168,134,846      160,555,920
                                                  -----------------------------
End of period.....................................$151,520,163     $168,134,846
                                                  =============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware American Government Bond Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months(2)
                                                                Ended                            Year Ended
                                                              1/31/00     7/31/99      7/31/98     7/31/97      7/31/96      7/31/95
                                                            (Unaudited)
Net asset value, beginning of period ...................       $7.300      $7.720       $7.760      $7.590       $7.860      $8.000

Income (loss) from investment operations:
   Net investment income ...............................        0.240       0.474        0.528       0.544        0.588       0.656
   Net realized and unrealized gain (loss)
    on investments, futures contracts and
    options written ....................................       (0.229)     (0.420)      (0.040)      0.170       (0.270)     (0.140)
                                                               ---------------------------------------------------------------------
   Total from investment operations ....................        0.011       0.054        0.488       0.714        0.318       0.516
                                                               ---------------------------------------------------------------------

Less dividends:
   Dividends from net investment income ................       (0.241)     (0.474)      (0.528)     (0.544)      (0.588)     (0.656)
                                                               ---------------------------------------------------------------------
   Total dividends .....................................       (0.241)     (0.474)      (0.528)     (0.544)      (0.588)     (0.656)
                                                               ---------------------------------------------------------------------
Net asset value, end of period .........................       $7.070      $7.300       $7.720      $7.760       $7.590      $7.860
                                                               =====================================================================
Total return(1) ........................................        0.14%       0.59%        6.50%       9.77%        4.09%       6.82%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............     $102,466    $114,027     $127,001    $138,844     $164,156    $206,083
   Ratio of expenses to average net assets .............        1.29%       1.25%        1.20%       1.16%        1.20%       1.24%
   Ratio of net investment income to average
    net assets .........................................        6.64%       6.16%        6.80%       7.13%        7.55%       8.40%
   Portfolio turnover ..................................          91%        142%         119%         63%          81%         70%


                                                                         Delaware American Government Bond Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................       $7.300      $7.720       $7.760      $7.590       $7.860      $8.000

Income (loss) from investment operations:
   Net investment income ...............................        0.215       0.421        0.474       0.490        0.533       0.601
   Net realized and unrealized gain (loss)
    on investments, futures contracts and
    options written ....................................       (0.230)     (0.421)      (0.040)      0.170       (0.270)     (0.140)
                                                               ---------------------------------------------------------------------
   Total from investment operations ....................       (0.015)      0.000        0.434       0.660        0.263       0.461
                                                               ---------------------------------------------------------------------
Less dividends:
   Dividends from net investment income ................       (0.215)     (0.420)      (0.474)     (0.490)      (0.533)     (0.601)
                                                               ---------------------------------------------------------------------
   Total dividends .....................................       (0.215)     (0.420)      (0.474)     (0.490)      (0.533)     (0.601)
                                                               ---------------------------------------------------------------------
Net asset value, end of period .........................       $7.070      $7.300       $7.720      $7.760       $7.590      $7.860
                                                               =====================================================================
Total return(1) ........................................       (0.21%)     (0.11%)       5.76%       9.01%        3.36%       6.08%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............      $18,565     $19,147      $13,642     $10,695       $9,754      $7,394
   Ratio of expenses to average net assets .............        1.99%       1.95%        1.90%       1.86%        1.90%       1.94%
   Ratio of net investment income to average
    net assets .........................................        5.94%       5.46%        6.10%       6.43%        6.85%       7.66%
   Portfolio turnover ..................................          91%        142%         119%         63%          81%         70%

--------------------
(1) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware American Government Bond Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months(3)                                       Period
                                                               Ended                 Year Ended              11/29/95(1) to
                                                              1/31/00     7/31/99      7/31/98     7/31/97      7/31/96
                                                            (Unaudited)
Net asset value, beginning of period ....................      $7.300      $7.720       $7.760      $7.590       $7.950

Income (loss) from investment operations:
   Net investment income ................................       0.215       0.422        0.474       0.491        0.348
   Net realized and unrealized gain (loss)
    on investments, futures contracts and options
    written .............................................      (0.230)     (0.422)      (0.040)      0.170       (0.360)
                                                               ---------------------------------------------------------
   Total from investment operations .....................      (0.015)      0.000        0.434       0.661       (0.012)
                                                               ---------------------------------------------------------
Less dividends:
   Dividends from net investment income .................      (0.215)     (0.420)      (0.474)     (0.491)      (0.348)
                                                               ---------------------------------------------------------
   Total dividends ......................................      (0.215)     (0.420)      (0.474)     (0.491)      (0.348)
                                                               ---------------------------------------------------------
Net asset value, end of period ..........................      $7.070      $7.300       $7.720      $7.760       $7.590
                                                               =========================================================
Total return(2) .........................................      (0.21%)     (0.11%)       5.76%       9.01%       (0.17%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............      $3,396      $4,077       $2,047      $1,308       $1,029
   Ratio of expenses to average net assets ..............       1.99%       1.95%        1.90%       1.86%        1.90%
   Ratio of net investment income to average net
    assets ..............................................       5.94%       5.46%        6.01%       6.43%        6.85%
   Portfolio turnover ...................................         91%        142%         119%         63%          81%


                                                                         Delaware American Government Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months(3)
                                                               Ended                             Year Ended
                                                              1/31/00     7/31/99      7/31/98     7/31/97      7/31/96     7/31/95
                                                            (Unaudited)

Net asset value, beginning of period ....................      $7.300      $7.720       $7.760      $7.590       $7.860      $8.000

Income (loss) from investment operations:
   Net investment income ................................       0.252       0.495        0.550       0.567        0.611       0.679
   Net realized and unrealized gain (loss) on
    investments, futures contracts and options
    written .............................................      (0.230)     (0.418)      (0.040)      0.170       (0.270)     (0.140)
                                                               ---------------------------------------------------------------------
   Total from investment operations .....................       0.022       0.077        0.510       0.737        0.341       0.539
                                                               ---------------------------------------------------------------------
Less dividends:
   Dividends from net investment income .................      (0.252)     (0.497)      (0.550)     (0.567)      (0.611)     (0.679)
                                                               ---------------------------------------------------------------------
   Total dividends ......................................      (0.252)     (0.497)      (0.550)     (0.567)      (0.611)     (0.679)
                                                               ---------------------------------------------------------------------
Net asset value, end of period ..........................      $7.070      $7.300       $7.720      $7.760       $7.590      $7.860
                                                               =====================================================================
Total return(4) .........................................       0.30%       0.89%        6.80%      10.10%        4.39%       7.14%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $27,093     $30,883      $17,865     $12,053      $10,780      $8,316
   Ratio of expenses to average net assets ..............       0.99%       0.95%        0.90%       0.86%        0.90%       0.94%
   Ratio of net investment income to average net
    assets ..............................................       6.94%       6.46%        7.10%       7.43%        7.85%       8.66%
   Portfolio turnover ...................................         91%        142%         119%         63%          81%         70%

--------------------
(1) Date of public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Government Fund - Delaware American Government Bond Fund (formerly known as Government Income Series) (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust. The Fund offers four classes of shares. The Delaware American Government Bond Fund A Class carries a front-end sales charge of 4.75%. The Delaware American Government Bond Fund B Class carries a back-end deferred sales charge. The Delaware American Government Bond Fund C Class carries a level load deferred sales charge and the Delaware American Government Bond Fund Institutional Class has no sales charge.

The Fund seeks to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $1,873 for the six months ended January 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $995 for the six months ended January 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million, and 0.425% on net assets over $2,500 million. At January 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $30,039.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets subject to certain minimums. At January 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $4,990

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class.

For the six months ended January 31, 2000, DDLP earned $5,733 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the six months ended January 31, 2000, the Fund made purchases of $69,298,733 and sales of $73,045,770 of investment securities other than U.S. government securities and temporary cash investments.

--------------------------------------------------------------------------------
3. Investments (continued)
The cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2000, the aggregate cost of securities for federal income tax purposes was $155,827,077. At January 31, 2000, net unrealized depreciation for federal income tax purposes aggregate $6,023,955 of which $742,550 related to unrealized appreciation of securities and $6,766,505 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $35,015,459 at January 31, 2000, which may be carried forward and applied against future capital gains. The capital loss carry forwards expire as follows:
2001 - $1,341,943, 2002 - $17,400,711, 2003 - $9,205,797, 2004 - $4,166,601,
2005 - $2,371,574 and 2007 - $528,833.

4. Futures Contracts
The Fund enters into financial futures contracts for the purpose of hedging its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at January 31, 2000 were as follows:

                                             Notional    Expiration  Unrealized
Contract                                   Cost Amount      Date     Gain (Loss)

65 U.S. Treasury 10 Yr. Notes               $6,171,718      03/00     ($20,367)
46 U.S. Treasury 20 Yr. Notes               $4,127,062      03/00     $115,000

5. Options Written
During the six months ended January 31, 2000, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

No financial options contracts were outstanding at January 31, 2000.

6. Capital Shares
Transactions in capital shares were as follows:

                                                        Six Months      Year
                                                           Ended        Ended
                                                          1/31/00      7/31/99

Shares sold:
  A Class                                               2,527,734     6,431,871
  B Class                                                 623,983     2,215,523
  C Class                                                 145,755       646,059
  Institutional Class                                     679,231     3,835,531

Shares issued upon reinvestment of dividends from net investment income

  A Class                                                 313,906       647,354
  B Class                                                  45,756        81,329
  C Class                                                  14,790        22,214
  Institutional Class                                     144,564       212,315
                                                        -----------------------
                                                        4,495,719    14,092,196
                                                        -----------------------
Shares repurchased:
  A Class                                              (3,967,702)   (7,906,839)
  B Class                                                (666,431)   (1,440,634)
  C Class                                                (238,779)     (374,803)
  Institutional Class                                  (1,221,893)   (2,130,765)
                                                        -----------------------
                                                       (6,094,805)  (11,853,041)
                                                        -----------------------
Net increase (decrease)                                (1,599,086)    2,239,155
                                                        =======================
7. Credit and Market Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collater alized mortgage obligations (CMOs). CMOs are debt securities issued by U. S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At January 31, 2000 the Fund had no holdings in interest-only CMOs.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware American Government Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman,
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President and
General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682


(2780)                                        Printed in the USA
SA-023 [01/00]PP 03/00                                     (J5616)